EXHIBIT 32.02

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Delta and Pine Land Company ("D&PL") on Form 10-K for the period ended August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth M. Avery, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of D&PL.

Date: November 14, 2006

/s/ Kenneth M. Avery
--------------------
Kenneth M. Avery
Vice President - Chief Financial Officer and Assistant Secretary
(Principal Financial and Accounting Officer)